Acquisitions	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about business combination [abstract]
Acquisitions
9. Acquisitions

Acquisition of InfoSum Limited

On 4 April 2025, the Group acquired 100% of the ordinary share capital of Cognitive Logic Inc. (“InfoSum”), a data collaboration platform.
Total cash consideration of £108 million was paid on completion date. Total net assets acquired were £17 million, including £32 million of proprietary technology intangible assets. The goodwill on the acquisition was £91 million. The goodwill is attributable to anticipated synergies and will not be deductible for tax purposes.